Exhibit 99.1

Investor Relations Contact:

Raphael Gross

203-682-8253

investors@frgi.com

Media Relations Contact:

Phil Denning

646-277-1258

Phil.Denning@icrinc.com

Additional Investor Contact:

Bob Marese

212-929-5500

bmarese@mackenziepartners.com

Glass Lewis Joins ISS in Recommending Fiesta Shareholders Vote “FOR” All Fiesta Director Nominees

Cites the Proactive Steps Fiesta’s Board Has Taken and the Dissident’s Insufficient Case for Change

Highlights ‘Notable and Valid Concerns’ Regarding Dissident Nominee Track Record

Fiesta Urges Shareholders to Follow the Recommendations of both Glass Lewis and ISS by Voting on the WHITE Proxy Card

DALLAS, Texas (May 31, 2017) – Fiesta Restaurant Group, Inc. (“Fiesta” or the “Company”) (NASDAQ: FRGI), parent company of the Pollo Tropical® and Taco Cabana® fast casual restaurant brands, announced today that independent proxy advisory firm Glass Lewis & Co. (“Glass Lewis”) has recommended that Fiesta shareholders vote on the WHITE proxy card “FOR” all of the Company’s highly qualified slate of nominees: Barry J. Alperin, Stephen P. Elker and Brian P. Friedman. Glass Lewis and Institutional Shareholder Services (“ISS”), both leading, independent providers of proxy research and vote recommendations, are united in their endorsement of Fiesta’s director candidates and in their opposition to the election of the two nominees proposed by a dissident group of several activist hedge funds led by JCP Investment Management, LLC (collectively, the “Pappas Group” or “JCP”) at the Company’s June 7, 2017 Annual Meeting of Shareholders.

In determining that shareholders should vote in favor of all three of Fiesta’s director nominees, Glass Lewis cited the numerous proactive actions that the Board has taken to address underperformance. The May 30, 2017 report noted1:

●	“Within the past year, the Company has appointed a new CEO, appointed two new independent directors with relevant industry-specific operational experience, conducted multiple strategic review processes that included a potential sale of the Company, implemented various cost-cutting measures that included the closure of underperforming stores, and has outlined a standalone strategic plan for at least the near to mid-term.”

●	“It’s also perhaps worth noting that Management Nominees Alperin and Elker were members of the independent board committee that was tasked with leading the recent CEO and director searches, which suggests to us that these directors are highly engaged and hands on, contrary to the Dissident Group’s assertion.”

●	“In sum, we believe that there is insufficient cause to warrant the replacement of the Management Nominees with the Dissident Nominees at this time. Accordingly, we recommend that shareholders vote on the WHITE proxy card FOR all of the Management Nominees.”

1 Permission to use quotations neither sought nor obtained, emphases added.

Additionally, Glass Lewis observed that the qualifications and credentials of JCP’s nominees were not superior to those of the incumbent directors they seek to replace:

●	“…having reviewed the backgrounds of each of the nominees up for election, we are not convinced that the Dissident Nominees are necessarily better qualified or better suited to serve on the Company’s board compared to the Management Nominees, particularly given the recent board changes that the Company has already made.”

●	“…we believe that the qualifications of Mr. Pappas – a managing member of an investment fund who has public company board experience but no operational experience – do not represent a marked improvement over the Management Nominees in question.”

●	“…we believe that the Company has outlined some notable and valid concerns regarding Mr. Morlock’s track record, as his departure from his previous stops have largely coincided with significant share price declines (Potbelly) or eventual bankruptcy sales (SpinCycle and Clubhouse International).”

After considering JCP’s arguments for change in light of the Company’s Renewal Plan initiatives, which the Board is currently overseeing, Glass Lewis was left to question the goals and motivations of the Pappas Group’s contested election campaign:

●	“The Company’s cost reduction plan also appears to us to address many of the cost areas raised by the Dissident Group (e.g., advertising spend, labor optimization, and updating performance goals/indicators).”

●	“Given all the actions that the Company has undertaken to date, it’s hard for us to grasp what more the Dissident Group wants beyond the somewhat arbitrary replacement of select incumbent directors.”

Stacey Rauch, Fiesta’s Board Chair, said, “We are pleased that, following their thorough review of the opposing candidate slates and competing strategic visions put forth in this contested election campaign, both Glass Lewis and ISS independently recommended the reelection of Fiesta’s experienced and engaged incumbent director nominees. The Board firmly believes that Fiesta has the right leadership team and right strategy in place to maximize value for all shareholders, and it is encouraging to see that both Glass Lewis and ISS agree and are recommending shareholders vote for the Board’s nominees.”

With the Annual Meeting rapidly approaching, Fiesta urges shareholders to protect the value of their investment by voting today “FOR” ALL of the Company’s highly-qualified director nominees on the WHITE proxy card: Barry J. Alperin, Stephen P. Elker and Brian P. Friedman.

Shareholders can vote by completing, dating and signing the Company-provided WHITE proxy card, or by telephone or the internet by following the instructions on the WHITE proxy card.

If you have questions or need assistance voting your shares please contact:

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

About Fiesta Restaurant Group, Inc.

Fiesta Restaurant Group, Inc. is the parent company of the Pollo Tropical and Taco Cabana restaurant brands. The brands specialize in the operation of fast-casual restaurants that offer distinct and unique tropical and Mexican inspired flavors with broad appeal at a compelling value. For more information about Fiesta Restaurant Group, Inc., visit the corporate website at www.frgi.com.

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Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2017 Annual Meeting of Stockholders. The Company has filed a proxy statement and white proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2017 Annual Meeting of Stockholders. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge at the Company’s website at www.frgi.com in the section “Investor Relations.”

Forward-Looking Statements

Except for the historical information contained in this news release, the matters addressed are forward-looking statements. Forward-looking statements, written, oral or otherwise made, represent Fiesta’s expectation or belief concerning future events. Without limiting the foregoing, these statements are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “expects,” “intends” or similar expressions. In addition, expressions of Fiesta’s strategies, intentions or plans are also forward-looking statements. Such statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond Fiesta’s control. Investors are referred to the full discussion of risks and uncertainties as included in Fiesta’s filings with the Securities and Exchange Commission.

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